Exhibit 10.29

                                                                    [Execution]

                          AMENDMENT NO. 5 AND CONSENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

                                                October 1, 2004

Congress Financial Corporation (Southern)
200 Galleria Parkway, Suite 1500
Atlanta, Georgia 30339

            Re:   Loan and Security Agreement, dated October 11, 2000

Ladies and Gentlemen:

      Congress Financial Corporation (Southern) ("Lender") and Valentec Wells, LLC, formerly known as Valentec International Corporation, LLC ("Valentec"), Safety Components Fabric Technologies, Inc. ("SCFT"), Automotive Safety Components International, Inc. ("Automotive International"), Automotive Safety Components International GmbH & Co. KG ("German Borrower"), Automotive Safety Components International Limited ("UK Borrower" and together with Valentec, SCFT, Automotive International and German Borrower, individually each a "Borrower" and collectively, "Borrowers"), Safety Components International, Inc. ("Safety"), ASCI Holdings Germany (DE), Inc. ("ASCI Germany"), ASCI Holdings U.K. (DE), Inc. ("ASCI UK"), ASCI Holdings Mexico (DE), Inc. ("ASCI Mexico"), ASCI Holdings Czech (DE), Inc. ("ASCI Czech"), Automotive Safety Components International, S.A. de C.V. ("Automotive Safety Mexico") and Automotive Safety Components International s.r.o. ("Automotive Safety Czech" and together with Safety, ASCI Germany, ASCI UK, ASCI Mexico, ASCI Czech and Automotive Safety Mexico, each individually a "Guarantor" and collectively, "Guarantors") have entered into financing arrangements pursuant to which Lender has made and may make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 2000, by and among Lender, Borrowers and Guarantors, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated as of November 2, 2001, Amendment No. 2 to Loan and Security Agreement, dated as of October 11, 2002, Amendment No. 3 and Consent to Loan and Security Agreement, dated as of October 8, 2003, and Amendment No. 4 to Loan and Security Agreement, dated as of July 20, 2004 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

      Borrowers and Guarantors have requested that Lender (i) consent to the purchase by German Borrower of seventy-five (75%) percent of the shares of a limited liability company organized under the laws of the Republic of South Africa and expected to be renamed Automotive Safety Components International GT (Proprietary) Limited ("Safety South Africa" as hereinafter further defined), the other 25% of the shares of which will be purchased by KAP Textile Holdings SA Ltd. ("Gelvenor") and which, prior to the purchase of such shares by German Borrower and Gelvenor, has no assets or liabilities and has not engaged in any business, (ii) consent to the transfer by German Borrower to Safety South Africa of certain equipment and parts described on Exhibit A hereto (the "Safety SA Equipment"), and (iii) agree to amend the Loan Agreement to, among other things, provide for certain investments by Borrowers and Guarantors in Automotive Safety South Africa.

      Lender is willing to agree to such requests subject to the terms and conditions contained herein.

      In consideration of the forgoing and the agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Consent. Subject to the terms and conditions contained herein, notwithstanding anything to the contrary set forth in Sections 8.1, 7.4(e), 9.7(c), or 9.10 of the Loan Agreement, Lender hereby consents to (a) the purchase of seventy-five (75%) percent of the shares of Safety South Africa, (b) the cash investment by German Borrower in Safety South Africa of up to the US Dollar Equivalent of $5,000, and (c) the transfer by German Borrower to Safety South Africa of title to the Safety SA Equipment, the relocation of the Safety SA Equipment to South Africa and the contribution in kind of up to the US Dollar equivalent of (euro) 324,021 in respect of the shipping of the Safety SA Equipment, the assembling of the Safety SA Equipment at the plant of Safety South Africa, the establishing of the production process, certain know-how for the manufacturing, marketing and distribution of airbags, initial management, technical support and legal support (legal fees); provided, that, (i) the actions contemplated by clauses (a) and (b) shall have occurred by no later than October 15, 2004 and (ii) as to each transfer of title to the Safety SA Equipment by German Borrower to Safety South Africa and the relocation of such Safety SA Equipment to a premises of Safety South Africa which may occur from time to time after the date hereof, the following conditions have been satisfied: (A) Safety shall provide notice to Lender within ten (10) Business Days after the later to occur of the transfer of title and relocation of any of the Safety SA Equipment, (B) all such transfers shall have been completed by no later than December 31, 2006 and (C) as of the date of any proposed transfer of title or relocation and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred.

      2. Amendments.

            (a) Definitions.

                  (i) Amendments to Definitions. The definition of "Subsidiary" in Section 1.109 of the Loan Agreement is hereby amended by deleting the following proviso "provided, that, the term Subsidiary shall not include Safety Asia, Safety HK, or Safety Romania, or any subsidiary of any of them" at the end of such definition and replacing it with the following: "provided, that, the term Subsidiary shall not include Safety Asia, Safety HK, Safety Romania, or Safety South Africa, or any subsidiary of any of them".

                  (ii) Additional Definitions. The following terms shall have the meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                        (A) "Amendment No. 5" shall mean Amendment No. 5 and Consent to Loan and Security Agreement, dated October 1, 2004, by and among Lender, Borrowers and Guarantors.

                        (B) "Gelvenor" shall mean KAP Textile Holdings SA Ltd. (formerly named Da Gama Textiles Company Limited), a company organized under the laws of the Republic of South Africa, and its successors and assigns.

                        (C) "Safety SA Equipment" shall mean the Equipment to be transferred by German Borrower to Safety South Africa after the date hereof listed on Exhibit A hereto.

                        (D) "Safety South Africa" shall mean the limited liability company organized under the laws of the Republic of South Africa and expected to be named Automotive Safety Components International GT (Proprietary) Limited, and its successors and assigns.

                        (E) "Safety SA Shareholders' Agreement" shall mean the Shareholders' Agreement, dated on or after the date hereof, by and among Gelvenor, German Borrower and any additional shareholders in Safety South Africa, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (b) Loans, Investments and Guarantees.

                  (i) Section 9.10 of the Loan Agreement is hereby amended by deleting clause (m) of such Section in its entirety and replacing it with the following:

            "(m) notwithstanding anything to the contrary set forth in the June 2004 Consent, unsecured loans by any Borrower or Guarantor to Automotive Safety Czech, Automotive Safety Mexico, Safety Asia, Safety HK, Safety Romania, and Safety South Africa, provided, that, as to any such loan, each of the following conditions is satisfied as determined by Lender in good faith: (i) each month Borrowers and Guarantors shall provide to Lender a report in form and substance satisfactory to Lender of the amount of such loans made in the immediately preceding month, any repayments in connection therewith and the outstanding amount thereof as of the last day of the immediately preceding month, (ii) the Indebtedness arising pursuant to any such loan shall not be evidenced by a promissory note or other instrument, unless, the single original of such note or other instrument is delivered to Lender to hold as part of the Collateral, with such endorsement and/or assignment by the payee of such note or other instrument as Lender may require, (iii) as of the date of the making of such loan and after giving effect thereto, the Borrower or Guarantor making such loan is and shall be Solvent, (iv) if the loan is made by a Borrower, as of the date of the making of such loan and after giving effect thereto, the weekly average Excess Availability of the Borrower making such loan for each of the immediately preceding four weeks shall have been not less than the US Dollar Equivalent of US$1,000,000, (v) such loans are permitted under the laws and regulations applicable to each such Borrower or Guarantor and the recipient of any such loans, (vi) as of the date of the making of such loan and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, (vii) as of the date of the making of such loan and after giving effect thereto, the aggregate weekly average Excess Availability of all US Borrowers for each of the immediately preceding four weeks shall have been not less than the US Dollar Equivalent of US$5,000,000, (viii) the amount of all such loans to Automotive Safety Czech, Automotive Safety Mexico, Safety Asia, Safety HK, Safety Romania, and Safety South Africa shall not exceed $10,000,000 in the aggregate and (ix) as of the date of the making of such loan, Adjusted Pre-Tax Income of the Borrower or Guarantor making such loan for each of the two most recently ended fiscal quarters shall have been greater than zero;"

                  (ii) Section 9.10 of the Loan Agreement is hereby amended by
(a) deleting the period at the end of clause (t) thereof and replacing it with "; and" and (b) adding at the end of such Section a new clause (u) as follows:

            "(u) unsecured loans by Safety South Africa to German Borrower made after the date of Amendment No. 5 in the amount of the excess cash flow of Safety South Africa made at such times and as determined pursuant to the Safety SA Shareholders' Agreement (as in effect on the date delivered to Lender pursuant to Section 6 of Amendment No. 5); provided, that, as to any such loan, each of the following conditions is satisfied as determined by Lender: (i) the Indebtedness arising pursuant to such loan is subject to, and subordinate in right of payment to, the right of Lender to receive the prior indefeasible payment and satisfaction in full of all of the Obligations on terms and conditions acceptable to Lender, (ii) Lender shall have received, in form and substance satisfactory to Lender, the Safety SA Shareholders' Agreement (as in effect on the date delivered to Lender pursuant to Section 6 of Amendment No. 5) and a subordination agreement providing for the terms of the subordination in right of payment of such Indebtedness of German Borrower to the prior final payment and satisfaction in full of all of the Obligations, duly authorized, executed and delivered by Safety South Africa and German Borrower, (iii) German Borrower shall not amend, modify, alter or change the terms of the Safety SA Shareholders' Agreement (as in effect on the date delivered to Lender pursuant to Section 6 of Amendment No. 5) and the terms of such loans made pursuant thereto, (iv) German Borrower shall not, directly or indirectly make, or be required to make, any principal payments in respect of such Indebtedness; provided, that, if, following the end of any fiscal year of Safety South Africa, the shareholders of Safety South Africa determine, in accordance with the procedures established in the Safety SA Shareholders' Agreement (as in effect on the date delivered to Lender pursuant to Section 6 of Amendment No. 5), that any portion of the loans made by Safety South Africa to German Borrower during such fiscal year must be repaid by German Borrower (any such amount, the "Repayment Amount"), German Borrower may pay to Safety South Africa the Repayment Amount so long as (A) such payment is made within thirty (30) days of the end of each fiscal year of Safety South Africa, (B) as of the date of the making of such payment and after giving effect thereto, the aggregate weekly average Excess Availability of all US Borrowers for each of the immediately preceding four weeks shall have been not less than the US Dollar Equivalent of US$5,000,000, (C) as of the date of the making of such payment and after giving effect thereto, the aggregate weekly average Excess Availability of German Borrower for each of the immediately preceding four weeks shall have been not less than the US Dollar Equivalent of US$500,000, (D) on or before the date of such payment, German Borrower shall furnish to Lender, evidence, in form and substance satisfactory to Lender, that the amount of the loans made by Safety South Africa to German Borrower in such fiscal year (other than the Repayment Amount) are deemed by Safety South Africa to be cancelled, discharged and paid in full, and (E) as of the date of the making of such payment and after giving effect thereto, no Event of Default of act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist of have occurred, (v) each month, German Borrower shall provide to Lender a report in form and substance satisfactory to Lender of the amount of such loans made in the immediately preceding month, any repayments in connection therewith and the outstanding amount thereof as of the last day of the immediately preceding month, (vi) Indebtedness arising pursuant to such loans shall not be evidenced by a promissory note or other instrument, unless the single original of such note or other instrument is delivered to Lender to hold as part of the Collateral, with such endorsement and/or assignment by the payee of such note or other instrument as Lender may require, and (vii) within thirty (30) days of the end of any fiscal year of Safety South Africa, unless delivered to Lender pursuant to clause (iii)(D) above, German Borrower shall furnish to Lender, evidence, in form and substance satisfactory to Lender, that the amount of the loans made by Safety South Africa to German Borrower in such fiscal year (other than any Repayment Amount) are deemed by Safety South Africa to be cancelled, discharged and paid in full."

      3. Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to
Borrowers:

            (a) neither the execution and delivery of this Amendment, or the documents, agreements or instruments executed or delivered in connection therewith or related thereto (collectively, together with this Amendment, the "Amendment Documents") nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or Governmental Authority applicable to Borrowers or Guarantors or any of their respective Subsidiaries in any respect, or conflict with or result in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or violates any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of any Borrower or Guarantor;

            (b) the Amendment Documents have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective equity holders, and the agreements and obligations of each Borrower and Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against such entities in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors' rights generally and by general equitable principles;

            (c) no consent, approval or other action of, or filing with or notice to any Governmental Authority is required in connection with the execution, delivery and performance of any of the Amendment Documents by any Borrower or Guarantor;

            (d) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date;

            (e) prior to the date on which each of German Borrower and Gelvenor have purchased the shares in Safety South Africa contemplated by the Safety SA Shareholders'

Agreement, Safety South Africa has no assets or liabilities and has not engaged in any business activities or other activities;

            (f) Safety, Automotive International, ASCI Germany and German Borrower each represent that Safety South Africa and any of its subsidiaries shall not engage in any business other than the businesses of Safety and its Subsidiaries on the date hereof and any businesses reasonably related, ancillary or complementary to the businesses in which Safety and its Subsidiaries are engaged on the date hereof which businesses shall be operated by Safety South Africa and any of its subsidiaries in the Republic of South Africa, and upon reasonable request by Lender, Borrowers and Guarantors shall provide Lender information with respect to the assets, liabilities, obligations or operations of Safety South Africa and any of its subsidiaries, including but not limited to any tax returns filed by or on behalf of Safety South Africa and any of its subsidiaries in any jurisdiction;

            (g) as of the date on which each of German Borrower and Gelvenor have purchased the shares in Safety South Africa contemplated by the Safety SA Shareholders' Agreement, German Borrower shall own seventy-five (75%) percent of Safety South Africa and Gelvenor shall own twenty-five (25%) percent;

            (h) the net book value of the Safety SA Equipment is set forth on Exhibit A hereto;

            (i) Borrowers and Guarantors have delivered to Lender true, correct and complete copies of the Amendment Documents;

            (j) Safety, Automotive International, ASCI Germany and German Borrower shall provide Lender with fifteen (15) days prior written notice of the formation of any subsidiaries of Safety South Africa or any of its subsidiaries and shall provide Lender with such other further information as Lender shall reasonably request with respect thereto; and

            (k) no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing after giving effect to the provisions hereof.

      4. Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrowers maintained by Lender, a fee in the amount of $5,000, which fee shall constitute part of the Obligations and is fully earned and payable on the date hereof.

      5. Conditions Precedent. The amendments set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

            (a) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;

            (b) all requisite corporate action and proceedings in connection with this Amendment and the other Amendment Documents shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

            (c) Lender shall have received payment in full of the outstanding principal amount of the Term Loan made by Lender to German Borrower, plus all interest, costs, expenses and other charges payable under the charges payable under the Loan Agreement in connection therewith;

            (d) Lender shall have received the fee referred to in Section 4 hereof;

            (e) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing after giving effect to the provisions hereof;

            (f) Lender shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment or any of the other Amendment Documents, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in form and substance satisfactory to Lender; and

            (g) the aggregate Excess Availability of Borrowers as determined by Lender, as of the effective date of this Amendment, shall be not less than US Dollar Equivalent of US$10,000,000 after giving effect to the transactions contemplated hereunder.

      6. Additional Items To Be Delivered. Each Borrower and Guarantor hereby agrees that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrowers and Guarantors shall deliver or cause to be delivered to Lender, in form and substance satisfactory to Lender, as soon as possible, but in any event by no later than (a) October 31, 2004, a written description of any potential tax liability under the Federal Republic of Germany and the Republic of South Africa as a result of the loans and any payments made with respect thereto under Section 9.10(u) of the Loan Agreement, and (b) December 31, 2004, (i) true, correct and complete copies of the Articles of Association of Safety South Africa, (ii) Safety SA Shareholders' Agreement, and (iii) the Subordination Agreement, duly authorized, executed and delivered by Safety South Africa in favor Lender.

      7. General.

            (a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

            (b) Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrowers or Guarantors to comply with the covenants, conditions and agreements contained herein and the failure of Safety South Africa to comply with the Subordination Agreement to be delivered pursuant to Section 6 hereof, shall, in each case, constitute an Event of Default under the Financing Agreements subject to the cure period set forth in Section 10.1(a)(ii) of the Loan Agreement.

            (c) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

            (d) Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws or other rules of law that would result in the application of the law of any jurisdiction other than the State of New York).

            (e) Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, Guarantors and their respective successors and assigns. Any amendment contained herein shall not be construed to constitute an amendment to any other or further action by Borrowers or Guarantors or to entitle Borrowers or Guarantors to any other amendment. The Loan Agreement and this Amendment shall be read and construed as one agreement.

            (f) Counterparts, etc. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

                                     SAFETY COMPONENTS FABRIC
                                     TECHNOLOGIES, INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL, INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL GmbH & CO. KG

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL LIMITED

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     VALENTEC WELLS, LLC (formerly known
                                     as Valentec International Corporation, LLC)

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     SAFETY COMPONENTS INTERNATIONAL, INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     ASCI HOLDINGS GERMANY (DE), INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     ASCI HOLDINGS U.K. (DE), INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     ASCI HOLDINGS MEXICO (DE), INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     ASCI HOLDINGS CZECH (DE), INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL, S.A. de C.V.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL S.R.O.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION
(SOUTHERN)

By:
    -----------------------------------

Title:
       --------------------------------

                                    Exhibit A
                                       to
                                 Amendment No. 5

                               Safety SA Equipment

--------------------------------------------------------------------------------
                                                                        Net Book
Program                 Asset No.     Description                         Value
                                                                         in EUR
--------------------------------------------------------------------------------
                        30-008        laser cutter; Lectra Focus 10      241,173
--------------------------------------------------------------------------------
SAB VW2                               gluing machine                       5,000
                        0771B         screen printer                       5,000
                        23-1003       hot press                            1,500
                        49-025        1-N DSST CNC BAS 370                 3,000
--------------------------------------------------------------------------------
PAB Ford C307 (40F)     49-016        CNC machine 00784                   10,000
                        49-1027       2N lock stitch manual                3,000
                        49-035        1N Flatbed Manual                    4,500
                        49-030        1N Flatbed Manual                    4,500
                        46-1016       2N Post Manual                       4,500
                        46-030        2N Post Manual                       4,500
                                      folding table                        5,000
--------------------------------------------------------------------------------
SAB Ford C307           43-1002       1N CNC Brother BAS342E              15,000
                        41-1031       2 needle DSST manual                 6,000
                        42-613        1N CNC machine                       5,000
--------------------------------------------------------------------------------
DAB Ford C307           49-1001       1-N DSST CNC Mitsubishi             18,000
                                      2516
                        41-1023       2-N DKST manual DA 195               5,000
                        49-034        1-N DSST CNC Brother                10,000
--------------------------------------------------------------------------------
SAB VW2                               printing screen                      2,000
                                      sewing jigs & tables                 8,000
                                      PC scanner                           2,000
                                      installation                         6,000
                                                                      ----------
                                                                          18,000
--------------------------------------------------------------------------------
PAB Ford C307 (40F)                   sewing jigs & tables                14,000
                                      machine repair                       8,000
                                      folding tables                       6,000
                                      PC scanner                           2,000
                                      metal detector                      10,000
                                      installation                        10,000
                                                                      ----------
                                                                          50,000
--------------------------------------------------------------------------------
SAB Ford C307                         sewing jigs & tables                 1,000
                                      PC scanner                           2,000
                                      installation                         2,000
                                                                      ----------
                                                                           5,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Net Book
Program                 Asset No.     Description                         Value
                                                                         in EUR
--------------------------------------------------------------------------------
DAB Ford C307                         sewing jigs & tables                 4,000
                                      machine repair                      10,000
                                      PC scanner                           5,000
                                      installation                         2,000
                                                                      ----------
                                                                          19,000
--------------------------------------------------------------------------------
PAB BMW E90                           sewing jigs & tables                 3,000
                                      new sewing machines                 78,000
                                      PC scanner                           2,000
                                      installation                        10,000
                                                                      ----------
                                                                          93,000
--------------------------------------------------------------------------------
DAB BMW E90                           sewing jigs & tables                 9,000
                                      new sewing machines                 52,000
                                      PC scanner                           2,000
                                      installation                        10,000
                                                                      ----------
                                                                          73,000
--------------------------------------------------------------------------------
SAB GM Holden                         sewing jigs & tables                 2,000
                                      new sewing machines                 46,000
                                      PC scanner                           2,000
                                      metal detector                      10,000
                                      installation                        10,000
                                                                      ----------
                                                                          70,000
--------------------------------------------------------------------------------
PAB GM Holden                         sewing jigs & tables                 2,000
                                      new sewing machines                204,000
                                      PC scanner                           2,000
                                      installation                        10,000
                                                                      ----------
                                                                         218,000
--------------------------------------------------------------------------------
                                      spare parts:
--------------------------------------------------------------------------------
laser cutter                          laser gas (for 6 to 8 months)          700
--------------------------------------------------------------------------------
laser cutter                          mirrors, transmission,
                                      other spare parts                   12,000
--------------------------------------------------------------------------------
                                      spare part-pack between
sewing line                           EUR 750 and EUR 1,500
                                      per line                             8,000
--------------------------------------------------------------------------------
TOTAL:                                                                   917,373
--------------------------------------------------------------------------------